UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934
(Amendment No.           )

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☐     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

VISTACARE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

      We cordially invite you to attend our 2004 Annual Meeting of Stockholders, to be held on Tuesday, May 18, 2004 at the FINOVA Theater, located at 4800 North Scottsdale Road, Scottsdale, Arizona, commencing at 2:00 p.m., Mountain Time. We look forward to greeting those of you who are able to attend.

      Our 2004 Annual Report is enclosed. Also enclosed is our notice of the annual meeting, proxy statement and proxy card. We encourage you to read carefully all of the enclosed information.

      At the annual meeting, we will be asking you to vote for two Class II directors, to approve the amendment and restatement of our 1998 Stock Option Plan and to ratify the selection of our independent auditors, as described more fully in the enclosed proxy statement. For the reasons set forth in the proxy statement, our board of directors recommends that you vote “FOR” each of the proposals described above.

      Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted. Accordingly, please read the enclosed material and mark, date, sign and return the enclosed proxy card at your earliest convenience. If you attend the annual meeting, you may revoke your proxy by requesting the right to vote in person.

Sincerely,

RICHARD R. SLAGER
Chairman of the Board of Directors,
President and Chief Executive Officer

April 16, 2004

VISTACARE, INC.

4800 North Scottsdale Road, Suite 5000
Scottsdale, Arizona 85251

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

       The 2004 Annual Meeting of Stockholders of VistaCare, Inc. will be held at 2:00 p.m., Mountain Time, on Tuesday, May 18, 2004 at the FINOVA Theater, located at 4800 North Scottsdale Road, Scottsdale, Arizona. The annual meeting is being held for the following purposes:

1. To re-elect two Class II directors for three-year terms;

2. To approve an amendment and restatement of the VistaCare, Inc. 1998 Stock Option Plan;

3. To ratify the selection of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004; and

4. To transact such other business as may properly come before the annual meeting.

      Stockholders of record at the close of business on April 2, 2004, the record date for the annual meeting, are entitled to receive notice of and to vote at the annual meeting.

      The enclosed proxy card, proxy statement and our 2003 Annual Report are being sent to you along with this notice.

By order of the Board of Directors,

STEPHEN LEWIS
Senior Vice President,
General Counsel and Secretary

Scottsdale, Arizona
April 16, 2004

VISTACARE, INC.

2004 ANNUAL MEETING OF STOCKHOLDERS

VISTACARE, INC.

PROXY STATEMENT

FOR THE
2004 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 18, 2004

INFORMATION ABOUT SOLICITATION AND VOTING

General

      This proxy statement is provided in connection with the solicitation of proxies by the board of directors of VistaCare, Inc. for the 2004 Annual Meeting of Stockholders to be held at 2:00 p.m., Mountain Time, on Tuesday, May 18, 2004 at the FINOVA Theater, located at 4800 North Scottsdale Road, Scottsdale, Arizona, and at any adjournment or postponement of the annual meeting. Our principal executive offices are located at 4800 North Scottsdale Road, Suite 5000, Scottsdale, Arizona 85251.

      This proxy statement and the accompanying proxy card are expected to be mailed on or about April 16, 2004 to all stockholders entitled to vote at the annual meeting. We are mailing our Annual Report to stockholders for the fiscal year ended December 31, 2003 together with these proxy materials. The Annual Report does not constitute part of this proxy statement.

What is the purpose of the annual meeting?

      At the annual meeting, stockholders will consider and vote on the following matters:

1. The re-election of two members to our board of directors to hold office for terms of three years.

2. The approval of an amendment and restatement of the VistaCare 1998 Stock Option Plan, primarily for the purposes of:

•	increasing the number of shares issuable under the plan from 3,200,000 to 4,000,000,

•	permitting the grant of restricted stock awards in addition to stock options under the plan, and

•	expressly providing that the re-pricing of outstanding stock options may not be accomplished without stockholder consent.

3. The ratification of the selection of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004.

4. The consideration of any other business that may properly come before the meeting.

Who can vote at the annual meeting?

      Only stockholders of record at the close of business on April 2, 2004 may vote at the annual meeting. This date is the record date for the annual meeting. On the record date, there were 16,144,336 outstanding shares of our Class A Common Stock, $0.01 par value per share, which we refer to in this proxy statement as our common stock.

How many votes do I have?

      Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on.

Is my vote important?

      Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions below.

How can I vote?

      You can vote in two ways. You can vote by mail or you can vote in person at the meeting.

      You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. The board of directors recommends that you vote FOR proposals 1, 2 and 3.

      You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Can I change my vote after I have mailed my proxy card?

      Yes. You can change your vote and revoke your proxy at any time before the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our corporate secretary a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

      Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

      If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

      If your shares are held in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the meeting on the record date. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy card from the holder of record.

What will happen if I do not give my bank or brokerage firm instructions on how to vote my shares?

      If your shares are held in street name, your bank or brokerage firm will be prohibited under applicable regulations from using its discretion to vote your shares on the proposal to approve the amendment and restatement of our 1998 Stock Option Plan. If your broker instructs us that you have not provided instructions on how to vote on that proposal, your shares will be treated as “broker non-votes” with respect to that proposal. However, even if you do not give your broker instructions as to how to vote on the other proposals described in this proxy statement, your broker may be entitled to use its discretion in voting your shares in accordance with industry practice.

What constitutes a quorum?

      In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote at the meeting, or at least 8,072,169 shares.

      Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists.

      If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.

What vote is required for each proposal?

      Election of directors. The two nominees receiving the highest number of votes cast at the meeting will be elected, regardless of whether that number represents a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

      Approval of Amendment and Restatement of the 1998 Stock Option Plan. The affirmative vote of the holders of a majority of the shares represented or eligible to vote at the meeting is needed to approve the amendment and restatement of the 1998 Stock Option Plan. Abstentions will have the effect of a negative vote on this proposal. For shares held in street name, broker non-votes will have no effect on the outcome of this proposal because your bank or brokerage does not have the authority to vote your shares on this proposal absent instructions from you.

      Ratification of Selection of Auditors. The affirmative vote of the holders of a majority of the shares represented or eligible to vote at the meeting is needed to approve the ratification of the selection of our independent auditors. Abstentions will have the effect of a negative vote on this proposal. For shares held in street name, broker non-votes will also have the effect of a negative vote on this proposal because your bank or brokerage does have the authority to vote your shares on this proposal absent instructions from you.

How will votes be counted?

      Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether executed by you directly or on a ballot voted in person at the meeting.

Who will count the votes?

      The votes will be counted, tabulated and certified by our transfer agent and registrar, EquiServe Trust Company, N.A., a representative of which will serve as the inspector of elections at the meeting.

How does the board of directors recommend that I vote on the proposals?

      The board of directors recommends that you vote:

•	FOR the re-election of the two members to our board of directors to hold office for terms of three years;

•	FOR approval of the amendment and restatement of our 1998 Stock Option Plan; and

•	FOR the ratification of the selection of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004.

Will any other business be conducted at the meeting, or will other matters be voted on?

      The board of directors does not know of any other matters that may come before the meeting. If any matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

      We will report the voting results in our quarterly report on Form 10-Q for the second quarter of 2004, which we expect to file with the Securities and Exchange Commission, or SEC, on or before August 16, 2004.

How and when may I submit a stockholder proposal for the 2005 annual meeting?

      If you are interested in submitting a proposal for inclusion in the proxy statement for the 2005 annual meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, we must receive your stockholder proposal intended for inclusion in the proxy statement for the 2005 annual meeting of stockholders at our principal corporate offices in Scottsdale, Arizona as set forth below no later than December 18, 2004.

      Pursuant to Rule 14a-4(c) of the Exchange Act, if a stockholder who intends to present a proposal at the 2005 annual meeting does not notify us of such proposal on or prior to March 3, 2005, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2005 annual meeting, even though there is no discussion of the proposal in the 2005 proxy statement.

      Any proposals or notices should be sent to:

VistaCare, Inc.
4800 North Scottsdale Road, Suite 5000
Scottsdale, Arizona 85251
Attention: Corporate Secretary

Who will bear the costs of soliciting these proxies?

      We will bear the costs of solicitation of proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares of our common stock they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials. We have engaged The Proxy Advisory Services Group of Strategic Stock Surveillance, LLC to act as a solicitor in connection with this proxy statement, for which we will pay a fee of $7,500, plus reasonable out-of-pocket expenses.

How can I obtain a copy of VistaCare’s 2003 Annual Report on Form 10-K?

      Our Annual Report on Form 10-K is being mailed to you together with this proxy statement. However, you may also receive a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 by visiting our website (www.vistacare.com) and clicking on “Investor Relations,” or, we will send you a paper copy without charge upon request. For a paper copy, please contact:

Investor Relations
VistaCare, Inc.
4800 North Scottsdale Road, Suite 5000
Scottsdale, Arizona 85251
Telephone: (480) 648-4545

Whom should I contact if I have any questions?

      If you have any questions about the annual meeting or your ownership of our common stock, please contact Investor Relations at the address or telephone number listed above.

Householding of Annual Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the Investor Relations address and telephone number listed above. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

ELECTION OF DIRECTORS

(Item 1 of Notice)

General

      Two Class II directors have been nominated for re-election at the 2004 annual meeting of stockholders to serve three-year terms expiring at the 2007 annual meeting of stockholders and until their successors have been elected and duly qualified. Unless instructed otherwise, the proxy holders will vote the proxies received by them for our nominees: Perry G. Fine, M.D. and William J. McBride. In the event that those nominees are unable or decline to serve as directors at the time of the annual meeting, the proxies may be voted for a substitute nominee designated by the present board of directors (unless another nominee is indicated in any particular proxy), or the board of directors may reduce the number of directors. Dr. Fine and Mr. McBride have consented to serve as directors, and our board of directors has no reason to believe that they will be unavailable for service.

      The board of directors recommends a vote “FOR” the proposed nominees.

Composition of the Board of Directors

      Our certificate of incorporation provides that directors shall be divided into three classes and that each director shall serve for a term of three years and until his or her successor is elected and qualified or until his or her earlier resignation, death, or removal. One class of directors is elected at each annual meeting.

      The Class I director (whose term expires in 2006) is David W. Faeder. The Class III directors (whose terms expire in 2005) are Ronald A. Matricaria, Pete A. Klisares and Richard R. Slager. There are no family relationships between any of our directors or executive officers.

      On April 1, 2004, one of our Class I directors, David A. Freeman, resigned from the board of directors. Under our By-laws, the remaining directors have the authority to appoint a successor to fill the vacancy created by Mr. Freeman’s resignation. Accordingly, our Nominating and Corporate Governance Committee has recommended, and our board of directors has unanimously approved, the appointment of Ms. Geneva Bolton Johnson to succeed Mr. Freeman as a Class I director. Ms. Johnson’s appointment is expected to become effective on May 17, 2004, the day before the annual meeting. Ms. Johnson has indicated that she will accept an appointment to our board of directors.

      The following sets forth the names of and information about the persons nominated for re-election at the annual meeting and the directors whose terms do not expire at the annual meeting. Information regarding their compensation is presented in the section of this proxy statement entitled “Directors Compensation”, and information regarding their beneficial ownership of shares of our common stock is presented in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management”.

Nominees for Class II Director

      Perry G. Fine, M.D., 51, has served as a member of our board of directors since September 2001. In addition, Dr. Fine served as our National Medical Director from June 1996 until August 2003. Dr. Fine is currently a Professor of Anesthesiology in the School of Medicine at the University of Utah, a post he has held since July 1985. In addition, Dr. Fine is the Chief Clinical Officer of AIP Management, LLC, a position he has held since September 2003. Dr. Fine has extensive clinical, educational, research and public policy experience dating to the inception of the Medicare hospice benefit. He is a founding member of the American Academy of Hospice and Palliative Medicine. Dr. Fine serves on the board of directors of the National Hospice and Palliative Care Organization, where he also chairs that organization’s Research Committee, and he is commencing his tenure on the board of directors of the Society for Arts in Healthcare.

      William J. McBride, 59, has served as a member of our board of directors since 1995. Between 1993 and the time of his retirement in 1995, Mr. McBride served as President, Chief Operating Officer and a director of Value Health, Inc., a provider of specialty managed healthcare benefit programs and healthcare information services. Between 1987 and 1993, Mr. McBride served as Chief Financial Officer of Value Health, Inc. Mr. McBride currently serves on the boards of directors of AMERIGROUP Corporation, a managed healthcare company focused on providing healthcare services to people eligible to receive Medicaid, Children’s Health Insurance Program and Family Care benefits, and Magellan Health Services, Inc., a leading managed behavioral health and wellness organization. In addition, Mr. McBride serves on the boards of directors of several privately held companies.

Director Whose Term Expires at the 2006 Annual Meeting (Class I Director)

      David W. Faeder, 46, has served as a member of our board of directors since August 2003. Mr. Faeder currently serves as the Managing Partner of Fountain Square Properties, LLC, a full service real estate firm, a position he has held since September 2003, and as the Vice Chairman of Sunrise Senior Living, Inc. (“Sunrise”), a senior living provider, a position he has held since April 2000. Mr. Faeder joined Sunrise as Senior Vice President and Chief Financial Officer in 1993, and was elected to its board of directors in 1994. In July 1997, he became the President of Sunrise, and held that position until April 2000. In addition, since June 2000 Mr. Faeder has served as the President of Sunrise Senior Living Foundation, a charitable organization focusing on education, senior citizens’ issues and faith-based initiatives. Mr. Faeder is a director of Federal Realty Investment Trust, a retail real estate investment trust, and a member of the Board of Visitors of Old Dominion University.

Directors Whose Terms Expire at the 2005 Annual Meeting (Class III Directors)

      Pete A. Klisares, 68, has served as a member of our board of directors since November 2001. Since November 1999, Mr. Klisares has been a principal owner and manager of MiGG Capital Investment Company, a private capital investment fund, and a business consultant. From August 1997 until June 1999, he served as President and Chief Operating Officer of Karrington Health, Inc., an assisted living provider. From November 1991 until August 1997, Mr. Klisares was an Executive Vice President of Worthington Industries, Inc., a steel processing and specialty steel product manufacturer. From August 1960 until May 1991, he was employed by AT&T Corp., where he retired as a Vice President of Manufacturing. Mr. Klisares currently serves on the board of directors of Huntington National Bank, Dominion Homes, Inc., a homebuilder, Sunrise Assisted Living, Inc., an assisted living provider, and MPW Industrial Services Group, Inc., a provider of industrial cleaning and related facilities support services.

      Ronald A. Matricaria, 62, has served as a member of our board of directors since August 2002. From April 1993 to December 2002, Mr. Matricaria served, at various times, as the Chairman, Chief Executive Officer and President of St. Jude Medical, Inc., a developer, manufacturer and distributor of cardiovascular medical devices. He retired from the St. Jude board in December 2002. Mr. Matricaria currently serves as the non-executive Chairman of the board of directors of Haemonetics Corporation, a manufacturer and global marketer of automated blood processing systems. He is also a director of Cyberonics, Inc., Cardiodynamics International Corporation, and Endocare, Inc., all medical device companies.

      Richard R. Slager, 50, has served as our President and Chief Executive Officer and as a member of our board of directors since May 2001. From June 1999 until May 2001, he was Chairman of the board of directors and Chief Executive Officer of SilverAge LLC, an online monitoring and interactive technical company for seniors. In May 1989, Mr. Slager founded Karrington Health, Inc., an assisted living provider, and he served as Chairman of the board of directors and Chief Executive Officer of Karrington Health, Inc. until June 1999.

CORPORATE GOVERNANCE

General

      We believe that good corporate governance is an important part of our long-term strategy of building value for our stockholders. Accordingly, during the past year we undertook a thorough review of our corporate governance practices and policies to ensure that they are in line with current best practices and in compliance with the requirements of the SEC and the Nasdaq National Market. As a result of this review, we have amended some of our existing policies and practices and adopted additional policies and practices.

      Copies of the charters of our Audit, Compensation and Nominating and Corporate Governance Committees are appended to this proxy statement and are presently available on our website (www.vistacare.com) under “Investor Relations”. Set forth below is a brief description of some of our most important corporate governance policies and practices currently in effect.

Independence of Directors

      We believe that independent directors play a critical role in company governance, and we are committed to ensuring that a majority of our directors are independent. Presently, five of our seven directors are independent. In particular, our board of directors has determined that none of Messrs. Faeder, Klisares, Matricaria or McBride has a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and that each of these directors is “independent” within the meaning of Nasdaq’s director independence standards. In addition, our board of directors has determined that each of the members of each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is “independent” within the meaning of Nasdaq’s director independence standards.

Lead Director

      In order to ensure a balanced relationship between management and the board of directors, in 2003 our board of directors established the role of Lead Director. The Lead Director serves as the chairperson of any meeting at which management directors are not present and acts as a liaison between management, including the Chairman/ Chief Executive Officer, and the independent directors. In August 2003, our board of directors unanimously appointed Pete A. Klisares as Lead Director.

Nomination of Directors

General

      If we identify a need to add a new member to the board of directors, or fill a vacancy, the Nominating and Corporate Governance Committee will identify and evaluate prospective candidates, and recommend to the board its proposed candidate(s). After seeking input from other members of the board of directors and from senior management, the Chairperson of the Nominating and Corporate Governance Committee will compile a list of potential candidates. If the Nominating and Corporate Governance Committee deems appropriate, it may also engage a professional search firm.

      The Chairperson of the Corporate Governance Committee, working with the other members of the board of directors and senior management, determines whether any of the candidates proposed by the Nominating and Corporate Governance Committee have relationships with any of the members of the board of directors or management, and oversees the initial contact with candidates. The Chairperson of the board of directors, together with at least one member of the Nominating and Corporate Governance Committee, interviews prospective candidates. Following such interview, the Nominating and Corporate Governance Committee deliberates to consider whether and to what extent prospective candidates satisfy the criteria for nomination established by the board of directors.

      In evaluating potential director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will consider, among other things, the candidate’s integrity, business acumen, experience, other commitments, conflicts of interest and the ability to act in the interest of all of our stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. In addition, there are no specific, minimum qualifications that must be met for any nominee. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

      Following its evaluation discussion, the Nominating and Corporate Governance Committee will then recommend to the board of directors the final nominee(s). The board of directors will then consider and vote on such recommendations. Nominees approved by the board of directors will be included in our proxy card for the stockholders meeting at which such nominee’s election is to be recommended.

      We have not paid, to date, any third party a fee to assist in evaluating and identifying nominees. During 2003, no candidate was recommended to us by any beneficial owner of more than 5% of our common stock.

Stockholder Nominations

      Our stockholders may recommend director candidates for inclusion by the board of directors in the slate of nominees which the board of directors recommends to our stockholders for election. The qualifications of recommended candidates will be reviewed by our Nominating and Corporate Governance Committee in the same manner, and subject to the same criteria, as nominees proposed by the board of directors or management.

      To propose a nominee, stockholders should submit the name of the proposed nominee, together with sufficient biographical information about the proposed nominee to enable the Nominating and Corporate Governance Committee to make an informed evaluation of the proposed nominee’s qualifications. Such proposals should be directed to:

Nominating and Corporate Governance Committee
c/o General Counsel
VistaCare, Inc.
4800 North Scottsdale Road, Suite 5000
Scottsdale, Arizona 85251
Phone: (480) 684-4545

The Nominating and Corporate Governance Committee will consider recommendations that are provided on a timely basis in accordance with our By-laws.

Stockholder Communications with the Board of Directors

      The board of directors provides a process for stockholders to send communications to the board of directors. In particular, stockholders may send written communications to the board of directors at the following address:

Board of Directors
c/o General Counsel
VistaCare, Inc.
4800 North Scottsdale Road, Suite 5000
Scottsdale, Arizona 85251
Phone: (480) 684-4545

Upon receipt, the General Counsel will review such communications to determine whether they relate to matters of corporate governance or strategy or to matters unrelated to the responsibilities of the board of directors. Communications relating to matters of corporate governance or strategy will be forwarded to the Lead Director, who will, in turn, provide copies or summaries of such communications to the other members of the board of directors for consideration, as appropriate.

Board of Directors Meetings and Committees

      The board of directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the board of directors is to oversee the management of the company and, in so doing, to serve the best interests of the company and its stockholders. The board of directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of company activity through regular written reports and presentations at board and committee meetings.

      The board of directors met 6 times in 2003 (including 2 teleconference meetings). During 2003, each of our directors attended 75% or more of the total number of meetings of the board of directors and the committees of which such director was a member. Two of the directors then serving on our board of Directors, Mr. Richard R. Slager and Mr. Barry M. Smith, attended our 2003 annual meeting of stockholders. Our board of directors currently does not have a policy regarding director attendance at the annual meeting of stockholders.

      The board of directors has a standing Audit Committee, a standing Compensation Committee and a standing Nominating and Corporate Governance Committee. Each such committee has a charter that has been approved by the board of directors, and each committee must review the appropriateness of its charter and perform a self-evaluation at least annually.

      Mr. Slager is the only director who is also an employee of VistaCare. Mr. Slager does not participate in any meetings at which his compensation is evaluated. All members of all committees are non-employee directors.

      Executive sessions of non-management directors will be held at least two times per year. The sessions are scheduled and chaired by the Lead Director. Any independent director can request that an additional executive session be scheduled.

Audit Committee

      The current members of our Audit Committee are Messrs. McBride (Chairman), Klisares and Matricaria. Mr. McBride qualifies as an “audit committee financial expert” under SEC rules. Our board of directors has determined that each of the members of the Audit Committee is an “independent director” under the Nasdaq rules governing the qualifications of the members of audit committees and that each of them has the financial sophistication to satisfy the requirements of Nasdaq. None of the members of our Audit Committee serve on the audit committees of more than two other public companies. The Audit Committee met 7 times during 2003 (including 3 teleconference meetings). The responsibilities of our Audit Committee and its activities during 2003 are described in the “Report of the Audit Committee” contained in this proxy statement.

      The charter of the Audit Committee is attached to this proxy statement as Appendix A.

Compensation Committee

      The current members of the Compensation Committee are Messrs. Matricaria (Chairman) and Klisares. The board of directors has determined that each of the members of the Compensation Committee is independent as defined under Nasdaq rules. Our Compensation Committee held 6 meetings during 2003 (including 2 teleconference meetings). The Compensation Committee evaluates and sets the compensation of our Chief Executive Officer and makes recommendations to our board of directors regarding the salaries and bonuses of our other executive officers. The Compensation Committee also oversees the evaluation of management by the board of directors. The Compensation Committee also grants stock options and other stock incentives (within guidelines established by our board of directors) to our officers and employees. The responsibilities of our Compensation Committee and its activities during 2003 are described in the “Report of the Compensation Committee on Executive Compensation” contained in this proxy statement.

      The charter of the Compensation Committee is attached to this proxy statement as Appendix B.

Nominating and Corporate Governance Committee

      The current members of the Nominating and Corporate Governance Committee are Messrs. Klisares and McBride. The board of directors has determined that each of the members of our Nominating and Corporate Governance Committee is independent as defined under Nasdaq rules. The purpose of the Nominating and Corporate Governance Committee is to identify and evaluate the qualifications of individuals proposed as nominees for election to the board of directors and to make recommendations to the board of directors based on such evaluations. In addition, the Nominating and Corporate Governance Committee is charged with developing and recommending to the board of directors changes to our corporate governance principles and overseeing the periodic evaluation of the board of directors. The Nominating and Corporate Governance Committee is authorized to retain any such advisers or consultants as it deems necessary to accomplish its mandate. For information relating to nominations of directors by our stockholders, see “— Nomination of Directors” above. Our Nominating and Corporate Governance Committee held 3 meetings during 2003.

      The charter of the Nominating and Corporate Governance Committee is attached to this proxy statement as Appendix C.

Audit Committee’s Pre-Approval Policy and Procedures

      Our Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent auditors for the purpose of maintaining the independence of our independent auditors. For audit services, each year the independent auditors provide us with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent auditors also submit an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

      Management may periodically submit to the Audit Committee proposals for non-audit services (together with an estimate of the associated fees) that it recommends the independent auditors be engaged to provide. Management and the independent auditors must each confirm to the Audit Committee that the performance of the proposed non-audit services would not compromise the independence of the auditors and would be permissible under all applicable legal requirements. The Audit Committee must approve all non-audit services and the budget for each such service before commencement of the work. Management and the independent auditors report to the Audit Committee at each of its regularly scheduled meetings as to the non-audit services actually provided by the independent auditors and the approximate fees incurred by us for those services.

      During 2003, no services were provided to us by Ernst & Young LLP or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

DIRECTORS COMPENSATION

      Our non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred while involved in company work. Each non-employee director, other than our Lead Director, receives a $20,000 annual retainer. Our Lead Director, Pete A. Klisares, receives a $40,000 annual retainer. Each non-employee director, other than our Lead Director, receives fees of $1,500 per board meeting and $750 per board conference call attended. Our Lead Director receives fees of $3,000 per board meeting and $1,500 per board conference call attended. Each non-employee director, including our Lead Director, who serves on a board committee receives a fee of $750 per committee meeting and $375 per committee conference call attended. Each non-employee director, including our Lead Director, who serves as the chairman of a board committee receives an additional $500 per committee meeting and an additional $125 per committee conference call attended. All of our directors other than Mr. Slager are non-employee directors. However, from June 1996 until August 2003, Dr. Fine was employed as our National Medical Director.

      Non-employee directors are entitled to participate in our 2002 Non-Employee Director Stock Option Plan, or our director plan. Our director plan authorizes the grant of options to purchase up to an aggregate of 300,000 shares of our common stock. Under the director plan, each non-employee director is granted an option to purchase 20,000 shares of our common stock promptly following his or her election or appointment to our board of directors. Accordingly, in November 2003, we granted to David W. Faeder an option to purchase 20,000 shares under the director plan at an exercise price of $33.68 per share in connection with his appointment to the board of directors. In addition, the director plan provides that each non-employee director will be granted an option to purchase 10,000 shares of our common stock on November 11 of each year, provided that he or she attended at least 75% of the meetings of the board of directors, and at least 75% of the meetings of any board committee on which he or she served, in the preceding year. In 2003, our board of directors elected to defer such annual option grants until the first quarter of 2004. Accordingly, each of our non-employee directors was granted an option in February 2004 to purchase 10,000 shares of our common stock under the director plan at an exercise price of $34.09 per share. Each option granted under the director plan is immediately exercisable in full and expires on the earlier of ten years from the date of grant, or on the first anniversary of the date on which the optionee ceases to be a director.

      In addition to the foregoing, all of our directors are eligible to receive option grants under our 1998 Stock Option Plan. In February 2004, our Lead Director was granted an option to purchase 10,000 shares of our common stock under this plan at an exercise price of $34.09 per share. In addition, in February 2004 another director, Dr. Perry G. Fine, was granted an option to purchase 13,333 shares of our common stock under this plan at an exercise price of $34.09 per share. All of such options were fully exercisable on the date of grant.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The table below sets forth summary information concerning the compensation awarded to our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2003. The individuals listed below are referred to in this proxy statement as our “named executive officers”.

		Annual Compensation
						Securities
					Other Annual	Underlying
Name and Principal Position	Year	Salary	Bonus		Compensation	Options

Richard R. Slager,	2003	$375,798	—		—	—
President and Chief Executive	2002	$302,673	$260,626	(1)	—	320,000
Officer	2001	$158,635	$90,475		$106,298 (2)	480,000
Carla Davis Hughes,	2003	$189,615	—		—	—
Senior Vice President of	2002	$159,425	$63,015		—	26,000
Operations	2001	—	$9,230		—	4,000
Mark E. Liebner(3),	2003	$244,616	—		—	—
Chief Financial Officer	2002	$145,076	$105,183		—	140,000
	2001	—	—		—	—
Stephen Lewis,	2003	$140,673	—		—	—
Senior Vice President and	2002	$124,000	$41,558		—	40,000
General Counsel	2001	$7,241	$300		—	—
David W. Rehm,	2003	$150,000	—		—
Senior Vice President of	2002	$142,789	$57,500		—	16,000
Business Development	2001	$125,000	—		—	4,000

(1)	Represents bonus earned in 2002 and paid in 2003.

(2)	Represents amounts paid to Mr. Slager for relocation and temporary living expenses.

(3)	Mr. Liebner was hired in May 2002.

Option Grants in 2003

      None of our named executive officers were granted options to purchase our common stock in 2003.

Year End Option Values

      The following table presents information concerning option exercises with respect to our common stock in 2003 by our named executive officers and the value of all unexercised stock options held by each of our named executive officers as of December 31, 2003.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		in-the-Money
	Shares		Options at Year-End		Options at Year-End(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard R. Slager	81,000	$2,429,030	435,000	284,000	$10,820,150	$8,857,272
Mark E. Liebner	28,000	$478,240	—	112,000	—	$3,038,280
Carla Davis Hughes	—	—	28,800	31,200	$885,272	$921,128
Stephen Lewis	8,000	$281,360	—	32,000	—	$968,080
David W. Rehm	—	—	20,800	19,200	$643,152	$261,504

(1)	Represents the difference between the closing price per share of our common stock on the date(s) of exercise and the exercise price per share, multiplied by the number of shares acquired on exercise.

(2)	Represents the difference between the closing price per share of our common stock on the Nasdaq National Market on December 31, 2003 ($34.94) and the exercise price per share of the stock option, multiplied by the number of shares subject to the option.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table sets forth information as of December 31, 2003 about our common stock that may be issued upon the exercise of options and rights under our equity compensation plans. Our stockholders have previously approved each of these plans and all amendments that were subject to stockholder approval, except for the approval of the amendment and restatement of our 1998 Stock Option Plan for which stockholder approval is being sought at the 2004 annual meeting and which is described in the section of this proxy statement entitled “Amendment and Restatement of 1998 Stock Option Plan”. We have no other equity compensation plans that have not been approved by our stockholders.

			Number of Securities
			Remaining Available
		Weighted-Average	for Future Issuance
	Number of Securities	Exercise Price of	Under Equity
	to be Issued Upon	Outstanding	Compensation Plans
	Exercise of	Options,	(excluding securities
	Outstanding Options,	Warrants and	reflected in second
Plans	Warrants and Rights	Rights	column from left)

1998 Stock Option Plan(1)	1,798,826	$9.36	855,568 (2)
2002 Non-Employee Director Stock Option Plan	20,000	$33.68	280,000
2002 Employee Stock Purchase Plan(3)	—	—	200,000

Total:	1,818,826	$9.63	1,335,568

(1)	Our 1998 Stock Option Plan presently permits only the grant of stock option awards. However, if the amendment and restatement of the plan described in this proxy statement is approved by stockholders, the plan will permit the grant of restricted stock awards in addition to stock options.

(2)	Does not give effect to the increase in the number of shares available for issuance under the 1998 Stock Option Plan that will occur if the amendment and restatement of the plan is approved by the stockholders.

(3)	As of December 31, 2003, no offerings had been made under the 2002 Employee Stock Purchase Plan.

Management Agreements

      In October 2002, we entered into management agreements with each of Richard R. Slager, our Chief Executive Officer, Mark E. Liebner, our Chief Financial Officer, Carla Davis Hughes, our Senior Vice President of Operations, and Stephen Lewis, our Senior Vice President and General Counsel.

      Under these agreements, the executives are entitled to compensation in the event of their employment termination or a sale of the company, as described below.

Compensation Upon Termination of Employment Prior to Change of Control

      In the event that, prior to a change of control of VistaCare, the employment of any of the executives is terminated by (i) us for any reason other than for cause or the executive’s death or disability or (ii) the executive for good reason, we are required to:

•	continue to pay the executive his or her then current salary for twelve months following employment termination; and

•	continue to provide the executive with health and life insurance benefits for twelve months following employment termination, or pay the full value of such benefits in cash.

     Compensation Upon Termination of Employment After a Change of Control

      In the event that, within two years following a change in control of VistaCare, the employment of Mr. Slager is terminated for any reason, including Mr. Slager’s death, disability or voluntary resignation, but excluding a termination by VistaCare for cause, we are required to:

•	pay Mr. Slager a lump sum amount equal to three times his then current annual salary; and

•	continue to provide Mr. Slager with health and life insurance benefits for three years following employment termination, or pay the full value of such benefits in cash.

      In addition, upon a change in control of VistaCare, regardless of whether Mr. Slager’s employment is terminated, the vesting of all of his options to purchase common stock would be accelerated in full.

      In the event that, within two years following a change in control of VistaCare, the employment of Messrs. Liebner or Lewis or Ms. Hughes is terminated by VistaCare for any reason other than cause or the executive’s death or disability or is terminated by the executive for good reason, we are required to:

•	pay the executive a lump sum amount equal to two times his or her then current annual salary;

•	continue to provide the executive with health and life insurance benefits for two years following employment termination, or pay the full value of such benefits in cash; and

•	accelerate the vesting of all options to purchase common stock held by the executive.

     Compensation Upon Sale of the Company

      The management agreements for Messrs. Slager and Liebner and Ms. Hughes provide that, if there is a sale of the company, as defined below, in which the per-share equity value of VistaCare implied by the transaction is at least $12.50, we are required to pay the executive a fee, the amount of which depends on the date of the sale. The table below sets forth the amount of the fee we would be required to pay to Mr. Slager, depending on the date of the sale:

Date of Sale	Fee

Between January 1, 2004 and December 31, 2004	$3.0 million
Between January 1, 2005 and December 31, 2005	$2.0 million
Between January 1, 2006 and December 31, 2006	$1.0 million

      The table below sets forth the amount of the fee that we would be required to pay to each of Mr. Liebner and Ms. Hughes, depending on the date of the sale:

Date of Sale	Fee

Between January 1, 2004 and December 31, 2004	$0.6 million
Between January 1, 2005 and December 31, 2005	$0.4 million
Between January 1, 2006 and December 31, 2006	$0.2 million

      As used in the management agreements, a “sale of the company” means:

•	the acquisition of more than 50% of our voting securities by any person, party or group, other than in connection with a sale of securities by us; or

•	the acquisition of VistaCare by means of reorganization, merger, consolidation or asset sale, unless our stockholders prior to such acquisition hold, in substantially the same proportions as prior to the acquisition, more than 50% of the voting securities of the acquiring entity following the acquisition.

      In exchange for the foregoing rights, each of the executives has agreed to covenants restricting them from competing with our business or soliciting our employees or patient referral sources for two years following their employment termination and from disclosing or divulging any of our confidential information.

Stock Option Agreement

      In November 2002, we entered into a stock option agreement with Richard R. Slager, our President and Chief Executive Officer, pursuant to which we granted Mr. Slager an option to purchase 320,000 shares of our common stock at $12.50 per share under our 1998 Stock Option Plan. At the time the stock option was granted, the shares subject to the option were scheduled to vest in September 2012, subject to acceleration upon the occurrence of certain events. In February 2003, we accelerated the vesting of this option in full such that the option is now immediately exercisable as to all 320,000 shares.

Compensation Committee Interlocks and Insider Participation

      None of our executive officers has served as a director or member of the compensation committee of any other entity whose executive officers served as a director or member of our compensation committee.

Report of the Compensation Committee on Executive Compensation

      Our compensation committee is responsible for establishing and managing compensation policies for our executive officers and for making decisions about awards under our stock-based compensation plans in satisfaction of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Each Committee member is a non-employee director within the meaning of Rule 16b-3 of the Exchange Act, and an outside director within the meaning of section 162(m) of the Internal Revenue Code. This report is submitted by the Compensation Committee and addresses the compensation policies for 2003 as they affected our executive officers.

     Policy

      The Compensation Committee’s policy is to structure executive compensation that is aligned with the achievement of specific company goals, such as growth, compliance and earnings. In addition to specific goals, the Compensation Committee also considers other aspects of an executive’s performance that may not relate to or be measurable by objective standards. In sum, the Compensation Committee strives to structure executive compensation that provides incentives and rewards to our executive officers and enables us to retain our valued employees in a competitive environment.

     Compensation Components

      There are two compensation components for our executive officers: cash compensation in the form of salary and bonus pay, and non-cash compensation in the form of stock options.

      Salary. The amount of an executive’s annual salary is based on the executive’s experience, skills and responsibilities, as well as economic and business conditions affecting VistaCare.

      Bonus Pay. The amount of bonus pay awarded to any executive officer is based on the executive’s performance in relation to stated goals and VistaCare’s overall performance. Results that affect bonus pay include reaching target patient census goals, the achievement of revenue and net income targets and controlling costs and other expense items. There is no set amount of bonus pay to which any executive is entitled, and the Compensation Committee establishes the amount of annual bonus pay payable to each of the executive officers in respect of any year following the completion of the audit of VistaCare’s financial statements for such year.

      Stock Options. The Compensation Committee uses stock options as a long-term, non-cash incentive and as a means of aligning the long-term interests of executives and stockholders. Stock options are awarded based upon the market price of our common stock on the date of grant and are linked to future performance of our stock because they do not become valuable to the holder unless the price of our stock increases above the price on the date of grant. The number of stock options granted to an executive as a form of non-cash compensation is determined by taking into consideration factors such as the executive’s performance, the number of stock options previously granted to the executive, the executive’s remaining options exercisable and the value of those stock options, as compared to the anticipated value that an executive will add to VistaCare in the future. Stock options are not necessarily granted to executives on an annual basis.

Compensation of the Chief Executive Officer in 2003

      The Compensation Committee, in determining the salary, bonus pay and stock option components for our Chief Executive Officer in 2003 considered the various factors described above. During 2003, we did not grant any stock options to our Chief Executive Officer because we had previously made significant stock option awards to him in prior years, most of which were still unexercised.

Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive and its four other most highly compensated executives. Performance-based compensation is excluded from the compensation taken into account for purposes of the limit if certain requirements are met. We currently intend to structure our stock options granted to executives in a manner that complies with the performance-based requirements of the statute. The Compensation Committee believes that, given the general range of salaries and bonuses for executive officers, the $1 million threshold of Section 162(m) will not be reached by any of our executive officer in the foreseeable future. Accordingly, the Compensation Committee has not considered what its policy regarding compensation not qualifying for federal tax deduction might be at such time, if ever, as that threshold is within range of any executive officer.

COMPENSATION COMMITTEE

Ronald A. Matricaria, Chairman
Pete A. Klisares

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of our common stock as of April 2, 2004 by:

•	each stockholder we know to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our named executive officers and directors as a group.

      For purposes of this table, beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission.

      Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in this table have the sole voting power with respect to all shares of common stock listed as beneficially owned by them. Except indicated in the footnotes to this table, the address of each beneficial owner is c/o VistaCare, Inc., 4800 North Scottsdale, Road, Suite 5000, Scottsdale, Arizona 85251.

	Number of		Shares
	Shares		Acquirable		Total
	Beneficially		Within 60		Beneficial
Name of Beneficial Owner	Owned	+	Days(4)	=	Ownership	Percent

5% Owners:
Gilder, Gagnon, Howe & Co. LLC(1)	4,846,744		0		4,846,744	30.0%
Next Century Growth Investors, LLC(2)	1,121,607		0		1,121,607	6.9%
William Blair & Company, L.L.C.(3)	1,017,535		0		1,017,535	6.3%
Directors and Executive Officers:
Richard R. Slager	1,000		322,668		323,668	2.0%
Carla Davis Hughes	0		34,000		34,000	*
Mark E. Liebner	28,000		28,000		56,000	*
Stephen Lewis	0		8,000		8,000	*
David W. Rehm	0		24,224		24,224	*
Ronald F. Watson	100		0		100	*
David W. Faeder	0		20,000		20,000	*
Perry G. Fine, M.D.	60,000		13,333		73,333	*
Pete A. Klisares	0		30,000		30,000	*
Ronald A. Matricaria	0		60,000		60,000	*
William J. McBride	25,000		10,000		35,000	*
All executive officers and directors as a group (11 persons)	114,000		550,225		7,650,211

*	Less than one percent of the outstanding common stock.

(1)	Gilder, Gagnon, Howe & Co. LLC’s address is 1775 Broadway, 26th Floor, New York, New York 10019. Includes 4,483,044 shares held in customer accounts over which partners and/or employees of Gilder, Gagnon, Howe & Co. LLC have discretionary authority to dispose of or direct the disposition of the shares, 328,350 shares held in accounts owned by the partners of Gilder, Gagnon, Howe & Co. LLC and their families, and 34,350 shares held in the account of the profit-sharing plan of Gilder, Gagnon, Howe & Co. LLC. The owners of the accounts (including the profit-sharing plan) in which the shares are held have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares. This information is derived from a statement on Schedule 13G filed with the Securities and Exchange Commission by Gilder, Gagnon, Howe & Co. LLC.

(2)	Represents shares beneficially owned by Next Century Growth Investors, LLC by virtue of its voting and/or dispositive power over securities held in client accounts. Each of Thomas L. Press and Donald M. Longlet may be deemed to have voting and dispositive power with respect to the shares deemed to be beneficially owned by Next Century Growth Investors, LLC by virtue of their management positions in Next Century Growth Investors, LLC. Each of Next Century Growth Investors, LLC and Messrs. Press and Longlet disclaim beneficial ownership of the shares, except to the extent of their respective pecuniary interests therein, if any. The address of Next Century Growth Investors, LLC and each of Messrs. Press and Longlet is c/o Next Century Growth Investors, LLC, 5500 Wayzata Boulevard, Suite 1275, Minneapolis, Minnesota 55416. This information is derived from a statement on Schedule 13G filed with the Securities and Exchange Commission by Next Century Growth Investors, LLC.

(3)	The address of William Blair & Company L.L.C. is 222 W. Adams Street, Chicago, Illinois 60606. This information is derived from a statement on Schedule 13G filed with the Securities and Exchange Commission by William Blair & Company L.L.C.

(4)	Shares in this column represent shares issuable upon exercise of stock options that may be within 60 days of April 2, 2004.

AMENDMENT AND RESTATEMENT OF

1998 STOCK OPTION PLAN
(Item 2 of Notice)

      On April 12, 2004, our board of directors adopted, subject to stockholder approval, an amendment and restatement of our 1998 Stock Option Plan, or the 1998 plan. Set forth below is a discussion of the purposes and effects of the amendment and restatement of the 1998 plan, followed by summary of the terms and conditions of the 1998 plan, as amended and restated. The summary is not complete. For a complete understanding of all of the terms of the 1998 plan, as amended and restated, you should refer to full text of the 1998 plan, which is attached as Appendix D to this proxy statement.

Material Amendments to the Plan

      Prior to the amendment and restatement of the 1998 plan, there were 3,200,000 shares of our common stock reserved for issuance under the 1998 plan, and the 1998 plan permitted awards to be made only in the form of stock options. In addition, prior to the amendment and restatement of the 1998 plan, the 1998 plan contained provisions which would have permitted the board of directors to reduce the exercise price of outstanding stock options without stockholder approval. After considering the matter over the course of several months, our board of directors has determined that it would be in the best interests of VistaCare and its stockholders to modify the 1998 plan for the following purposes:

•	to increase the number of shares issuable under the 1998 plan from 3,200,000 to 4,000,000;

•	to permit the grant of restricted stock awards, in addition to stock options; and

•	to provide that any re-pricing of outstanding options would require stockholder approval.

      The plan, as amended and restated, accomplishes those purposes.

Purposes of the Plan

      We adopted the 1998 plan to enable the board of directors to offer equity compensation to attract and retain the services of our directors, officers, employees and consultants and to provide them with additional incentive to promote the success of our business. We may grant stock options or restricted stock awards under the 1998 plan.

Administration

      Our board of directors has delegated the administration of the 1998 plan to the Compensation Committee. Subject to the provisions of the 1998 plan, the Compensation Committee has authority in its discretion to, among other things:

•	determine to whom awards should be granted;

•	determine whether awards will take the form of stock options or restricted stock awards;

•	in the case of a stock option, determine whether the option will be an incentive stock option or a non-qualified stock option, as those terms are defined below;

•	establish the terms and conditions of awards, such as vesting and exercise terms and the terms of rights of repurchase; and

•	construe and interpret the terms of the 1998 plan and awards granted under the 1998 plan.

Shares Subject to the Plan

      The stock reserved for issuance under the 1998 plan is authorized but unissued shares of our common stock or shares of treasury common stock. In addition, shares subject to options that expire or are terminated, and shares subject to restricted stock awards that are repurchased by VistaCare, become available for future issuance under the 1998 plan. The maximum number of shares of common stock that may be issued under the 1998 plan may not exceed 4,000,000 shares, subject to adjustment, as described below. As of April 1, 2004, there were outstanding options to purchase 2,062,287 shares of our common stock under the 1998 plan, with a weighted average exercise price of $15.39 per share and a weighted average term of 5 years, and there remained 847,989 shares of common stock available under the 1998 plan for future grants. On April 8, 2004, the closing sale price of our common stock was $27.69 per share.

Section 162(m) Limitations

      Section 162(m) of the Internal Revenue Code generally provides that public companies may not take a tax deduction for compensation in excess of $1 million paid to their chief executive officers or any of their four other most highly compensated officers. However, some compensation is specifically exempt from the deduction limit under Section 162(m). In order for compensation under equity compensation plans, such as the 1998 plan, to qualify for the exemption from the deduction limit, there must be a limit to the number of shares granted to any of the covered officers under the 1998 plan in a specified period. Accordingly, the 1998 plan provides that no participant may receive awards for an aggregate of more than 600,000 shares in any year. This limit was not changed in connection with the amendment and restatement of the 1998 plan. However, stockholder approval of this the amendment and restatement of the 1998 plan will constitute stockholder approval of this limitation for Section 162(m) purposes.

Eligibility

      Nonstatutory stock options, or NSO’s, and restricted stock awards may be granted to employees, directors and consultants. Incentive stock options, ISO’s, may be granted only to employees. Each option is evidenced by a stock option agreement, and each option agreement states whether an option is an incentive stock option or a non-qualified stock option. Each restricted stock award is evidenced by a stock purchase agreement.

Terms and Conditions of Options

      Exercise Price. The exercise price for shares issued upon exercise of options will be determined by the Compensation Committee. The exercise price of ISO’s may not be less than 100% of the fair market value on the date the option is granted. The exercise price of ISO’s granted to a 10% or greater stockholder may not be less than 110% of the fair market value on the date of grant.

      Form of Consideration. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The plan permits payment to be made in cash or, if approved by the Compensation Committee, payment may be made (i) by delivery of other shares of our common stock (with some restrictions), (ii) under a deferred payment arrangement, (iii) to the extent permitted under applicable laws and regulations, under a cashless exercise program or (iv) with any other legal form of payment acceptable to the Compensation Committee.

      Term of Options. The term of an option may be no more than ten years from the date of grant, except that the term of an option granted to a 10% or greater stockholder who owns 10% or more of our common stock may not exceed five years from the date of grant.

      Termination of Employment. If a participant’s service as a director, employee or consultant is terminated other than by reason of the participant’s death or disability, the participant must exercise the option within 90 days after termination, or sooner if the option would otherwise expire within the 90-day period. Following termination, an option may be exercised only for the shares that were vested on the date of termination. All unvested shares revert to the 1998 plan.

      Death or Disability. If a participant’s service as a director, employee or consultant is terminated by reason of the participant’s death or disability, the participant (or, in the case of death, the participant’s estate or legal heirs) must exercise the option within 12 months after termination, or sooner if the option would otherwise expire within the 12-month period. Following termination, an option may be exercised only for the shares that were vested on the date of termination. All unvested shares revert to the 1998 plan.

      Other Provisions. The stock option agreement for each option grant may contain other terms, provisions and conditions not inconsistent with the 1998 plan, as may be determined by the Compensation Committee.

Terms and Conditions of Restricted Stock Awards

      Rights to Purchase. Restricted stock awards may be issued either alone, in addition to, or in tandem with, options granted under the 1998 plan or awards made outside of the 1998 plan.

      Right of Repurchase. Unless the Compensation Committee determines otherwise, each stock purchase agreement will provide that we may repurchase the stock issued pursuant to the award upon the termination of the participant’s service to us or upon the failure to satisfy any performance objectives or other conditions specified in the stock purchase agreement. The repurchase price will generally be the purchase price paid by the participant. However, the Compensation Committee may grant restricted stock awards under which the right of repurchase may be exercised for less than the purchase price if the participant’s service is terminated for cause. The repurchase right will lapse upon such conditions or at such rates as the Compensation Committee may determine and set forth in the applicable stock purchase agreement.

Adjustments

      Changes in Capitalization. In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a normal cash dividend, (1) the number and class of securities available under the 1998 plan, (2) the per-participant limit for purposes of Section 162(m) of the Internal Revenue Code, (3) the number and class of securities and exercise price per share subject to each outstanding award and (4) the price per share at which outstanding restricted shares may be repurchased are automatically adjusted as appropriate to take into consideration the effect of any such transaction.

      Sale of the Company. If VistaCare is acquired by way of a merger or sale of assets, the acquiring company will be required to:

•	assume all outstanding awards under the 1998 plan,

•	substitute for all outstanding options or restricted stock awards similar awards with respect to its stock, or

•	continue the 1998 plan and all outstanding awards in full force and effect.

      However, if the acquiring company does not agree to assume or substitute awards all options (including unvested options) will become exercisable, and all rights of repurchase will lapse, immediately prior to the consummation of the acquisition.

Limits on Transferability

      Options may not be transferred except by will or by the laws of descent and distribution, and may be exercised only by the participant or the participant’s heirs or estate.

Amendment and Termination

      Our board of directors may at any time amend, alter, suspend or terminate the 1998 plan. The board of directors will obtain stockholder approval of any plan amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension or termination of the 1998 plan shall impair the rights of any participant, unless mutually agreed in writing. In addition, the 1998 plan specifically prohibits re-pricing of outstanding options without stockholder approval.

Federal Income Tax Consequences

      Incentive Stock Options — A participant who receives an incentive stock option will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such ISO. However, when a participant exercises an incentive stock option, the difference between the fair market value of the shares purchased and the option price of those shares will be includable in determining the participant’s alternative minimum taxable income.

      If the shares are retained by the participant for at least one year from the date of exercise and two years from the date of grant of the options, gain will be taxable to the participant upon sale of the shares acquired upon exercise of the incentive stock option, as a long-term capital gain or loss, as the case may be. In general, the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. We will not be entitled to a tax deduction arising from the exercise of an incentive stock option if the employee qualifies for such long-term capital gain (or loss) treatment. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the participant will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the participant will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the participant recognizes ordinary income.

      Non-qualified Stock Options — A participant will not recognize taxable income for federal income tax purposes at the time a non-qualified stock option is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares that are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon exercise of the non-qualified stock option. The participant’s basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares.

      The participant will recognize gain or loss when he or she disposes of shares obtained upon exercise of a non-qualified stock option in an amount equal to the difference between the selling price and the participant’s tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

Certain Outstanding Options Granted Under the Plan

      The following table sets forth information as of April 1, 2004 regarding the number of outstanding options previously granted under the 1998 plan to the specified individuals and groups:

Number of
Name and Position	Options

Richard R. Slager, Chairman of the Board of Directors, President and Chief Executive Officer	719,000
Mark E. Liebner, Chief Financial Officer	142,000
Carla Davis Hughes, Senior Vice President of Operations	120,000
Stephen Lewis, Senior Vice President and General Counsel	47,000
David W. Rehm, Senior Vice President of Business Development	40,000
All current executive officers as a group (5 persons)	1,068,000
All current directors who are not executive officers as a group (7 persons)	92,000
All employees, including all current officers who are not executive officers, as a group (416 persons)	880,400

      As of the date of this proxy statement, no stock options or restricted stock awards had been granted, and no shares of common stock had been issued, on the basis of the share increase that is the subject of this proposal. In addition, the Compensation Committee has not committed or designated any of the additional shares of our common stock subject to this proposal for awards under the 1998 plan.

      If the stockholders do not approve the amendment and restatement of the 1998 plan, the 1998 plan will continue in effect without giving effect to the amendment and restatement, and the Compensation Committee may continue to grant options under the 1998 plan until options for all of the shares presently available for issuance under the 1998 plan have been granted.

      The board of directors recommends that you vote “FOR” the approval of the amendment and restatement of the 1998 plan, and proxies solicited by the board will be voted in favor of the 1998 plan unless a stockholder has indicated otherwise on the proxy.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

(Item 3 of Notice)

      Our Audit Committee has selected Ernst & Young LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2004. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2003. Although stockholder approval of the selection of Ernst & Young LLP is not required by law, our board of directors believes that it is advisable to give stockholders the opportunity to ratify this selection. We expect that representatives of Ernst & Young LLP will be present at the 2004 annual meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders. In the event of a negative vote on this proposal by the stockholders, the Audit Committee will consider whether it is appropriate to consider the selection of other independent auditors.

      The board of directors recommends that you vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent auditors, and proxies solicited by the board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

INDEPENDENT AUDITORS FEES AND OTHER MATTERS

      The following table shows the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP for 2003 and 2002.

	2003		2002

Audit fees	$340,502	(1)	$668,182	(2)
Audit-related fees(3)	$40,000		$149,057
Tax fees(4)	$135,151		$160,627
All other fees	$—		$—

Total	$515,653		$977,866

(1)	Represents fees for professional services provided in connection with the audit of our financial statements for the fiscal year ended December 31, 2003, reviews of quarterly reports on Form 10-Q filed during 2003 and assistance with and review of the registration statement on Form S-1 in connection with our secondary public offering, including comfort letter and related consent.

(2)	Represents fees for professional services provided in connection with the audit of our financial statements for the nine months ended September 30, 2002 and for the fiscal year ended December 31, 2002 and assistance with and review of the registration statement on Form S-1 in connection with our secondary public offering, including comfort letter and related consent.

(3)	Represents fees for professional services provided in connection with an audit of our pension plans and accounting consultation regarding stock options.

(4)	For 2002 and 2003, tax fees consisted of fees for tax compliance, tax advice and tax planning.

      All audit and non-audit services provided by Ernst & Young LLP in 2002 and 2003 were approved in advance by the Audit Committee.

Board Audit Committee Report

      VistaCare’s Audit Committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to:

•	select and engage VistaCare’s independent auditors;

•	serve as an independent and objective body to monitor VistaCare’s financial reporting process and internal control systems;

•	review and approve the scope of the annual audit, non-audit services to be performed by the independent auditors and the independent auditors’ audit and non-audit fees;

•	review and appraise the audit efforts of VistaCare’s independent auditors and internal audit function;

•	evaluate VistaCare’s financial reporting and compliance with laws and regulations;

•	oversee management’s establishment and enforcement of financial policies;

•	recommend to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission; and

•	provide an open avenue of communication among the independent auditors, financial and senior management and the board of directors.

      The Audit Committee has:

•	reviewed and discussed the audited financial statements of VistaCare for the fiscal year ended December 31, 2003 with VistaCare’s management and its independent auditors, including a discussion of the quality and effect of VistaCare’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with VistaCare’s independent auditors, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of its independent auditor regarding the reasonableness of those estimates; and

•	met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of VistaCare’s internal controls and the overall quality of VistaCare’s financial reporting.

      The Audit Committee has also received the written disclosures and the letter from VistaCare’s independent auditors required by Independence Standards Board Standard No. 1 (entitled “Independence Discussions with Audit Committees”), has discussed the independence of its independent auditors and considered whether the provision of non-audit services by its independent auditors is compatible with maintaining auditor independence, and has satisfied itself as to the independent auditors’ independence.

      Based on the review and discussions described above, the Audit Committee has recommended to the board of directors that VistaCare’s audited financial statements be included in VistaCare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004.

AUDIT COMMITTEE

William J. McBride, Chairman
Ronald A. Matricaria
Pete A. Klisares

STOCK PERFORMANCE GRAPH

      The following performance graph illustrates hypothetical investments of $100 in our common stock, in the Russell 2000 Index, a broad market index of which VistaCare’s common stock is a component, and in the Standard & Poor’s Healthcare Index, a general index of the securities of publicly traded healthcare companies, on December 18, 2002 (the date on which our common stock first traded on the Nasdaq National Market) and compares the change in such investment between such date and December 31, 2002, and between January 1, 2003 and December 31, 2003. We paid no dividends during the periods shown, whereas the performance of the indices is shown on a total return, dividend reinvestment basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Vista Care Foundation

      The Vista Care Foundation is a non-profit corporation established by Barry M. Smith, the former Chairman of our board of directors, in March 1996 for the purpose of soliciting, investing and distributing funds to advance the cause of end-of-life care. The foundation:

•	provides grants directly to terminally ill patients to fulfill basic needs and last wishes;

•	funds hospice services for patients who lack the means to pay for hospice care;

•	provides funding for end-of-life research and community and professional education; and

•	provides grants that help the bereaved overcome their grief of the loss of a loved one.

      The business and affairs of the foundation are currently governed by a five member board of trustees. Perry G. Fine, M.D., one of our directors, and David W. Rehm, our Senior Vice President of Business Development, serve on the foundation’s board of trustees. In addition, Mr. Rehm serves as the foundation’s President and Chief Executive Officer. At any meeting of the foundation’s board of trustees at which at least three, but fewer than four, trustees are present, it is possible that Dr. Fine and Mr. Rehm could control the outcome of all actions taken at such meeting.

      During 2003, we made aggregate contributions of $181,000 to the foundation to fund various initiatives of the foundation. These contributions were approved by our board of directors. In addition, we made a $1,000 contribution to the foundation in 2003 in memory of a deceased employee.

Employment Termination Arrangement with Former Officer

      In June 2003, we amended the terms of an employee confidentiality and non-competition agreement with Barry M. Smith, the former chairman of our board of directors. Pursuant to this agreement, as amended, we agreed to pay Mr. Smith severance pay of $340,000, payable in twenty-four equal bi-weekly installments over a period of 12 months, in connection with his termination of employment, which became effective in June 2003. In addition, pursuant to this agreement Mr. Smith agreed that, for a period of twelve months following the date of his termination, he would neither engage in any business that competes with our hospice business, nor solicit any of our employees or attempt to divert any business away from us. In addition, Mr. Smith agreed to maintain the confidentiality of certain information relating to our business.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of VistaCare’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and The Nasdaq National Market. These persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. We believe that each of those persons complied with all filing requirements applicable to them with respect to transactions during fiscal year 2003, except that, due to administrative errors:

•	David W. Faeder, a director, failed to file a Form 4 in connection with the grant of a stock option on November 10, 2003. Mr. Faeder subsequently filed a Form 5 to report the option grant.

•	Perry G. Fine, M.D., a director, filed a Form 4 in connection with the exercise of a stock option in November 2003 eight days after the exercise of the option.

•	Ronald F. Watson, our Executive Vice President of Corporate Development, filed a Form 3 on December 4, 2003 in connection with his appointment as an executive officer, which appointment became effective on November 17, 2003. In addition, Mr. Watson failed to file a Form 4 to report the grant of a stock option on November 17, 2003. Mr. Watson subsequently filed a Form 5, and an amendment thereto, to report the option grant.

OTHER MATTERS

      Our board of directors does not know of any matters which will be brought before the annual meeting other than those matters specifically set forth in the notice of the 2004 Annual Meeting of Stockholders. However, if any other matter properly comes before the annual meeting, it is intended that the persons named in the enclosed proxy card, or their substitutes acting thereunder, will vote on such matter in accordance with their best judgment.

APPENDIX A

VISTACARE, INC.

AUDIT COMMITTEE CHARTER

ROLE

      The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the company, and such other duties as directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the selection, appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the company.

MEMBERSHIP

      The membership of the Committee shall consist of at least three directors as determined by the Board. Each member shall be able to read and understand fundamental financial statements, including the company’s balance sheet and statements of operations and cash flows. In addition, at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. No member of the audit committee may have participated in the preparation of the financial statements of the company at any time during the three years immediately preceding such member’s appointment to the Committee. In addition, each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member’s independence. The chairperson shall be appointed by the full Board.

COMMUNICATIONS/REPORTING

      The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and the company’s management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the full Board.

EDUCATION

      The company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the company and other material as may be requested by the Committee. The company shall assist the Committee in maintaining appropriate financial literacy.

AUTHORITY

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES

      The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Planner. The planner will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated planner will be considered to be an addendum to this charter.

      The Committee relies on the expertise and knowledge of management, the internal auditors, and the public accounting firm in carrying out its oversight responsibilities. Management of the company is responsible for determining the company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the company’s internal policies, procedures and controls.

MEETINGS

      The Committee will meet at least four times a year, but may convene additional meetings if necessary. All Committee members are expected to participate in each meeting, whether in person or via tele- or video-conference. The Committee may request the attendance at meetings of members of the company’s management, the company’s external auditors and others as the Committee may determine.

Audit Committee Planner

	Frequency			Planned Timing

A = Annually; Q = Quarterly; AN = As Necessary	A	Q	AN	Q1	Q2	Q3	Q4

Financial Management
Agreement on responsibilities, expectations, and needs	X
Review of Annual Report on Form 10-K and proxy statement, including MD&A	X
Discuss earnings press releases and other financial information and earnings guidance provided to analysts and rating agencies		X
Review of Quarterly Reports on Form 10-Q, including MD&A		X
Assessment of internal control	X
New accounting and financial reporting requirements			X
Status of critical accounting policies and all alternative accounting treatments discussed with the independent auditors	X
Status of significant accounting estimates and judgments (e.g., reserves) and special issues (e.g., major transactions, related party transactions, accounting changes)			X
Executive session with management			X
Other matters (e.g., adequacy of staffing)			X
Independent Auditors
Agreement on responsibilities, expectations and needs	X
Client service team and expertise	X
Assure proper rotation of members of audit team	X
Engagement letter	X
Scope of interim reviews and annual audit	X
Determination that audit fees are reasonable and customary	X
Pre-approval of audit and non-audit services			X

	Frequency			Planned Timing

A = Annually; Q = Quarterly; AN = As Necessary	A	Q	AN	Q1	Q2	Q3	Q4

Discussion of annual financial statements and results of annual audit	X
Discussion of results of timely quarterly reviews*		X
Report on internal control weaknesses and other recommendations and management responses	X
Required written communication and discussion of independence (including formal written statement from the external auditors delineating all relationships between the auditor and the company and discussion of impact any such relationships may have on the auditor’s independence or objectivity)
X
Review communications such as management letters and the auditors’ report on quality control matters	X
Current developments in accounting principles, auditing standards, independence standards, or reporting practices			X
Executive session with independent auditors			X
Discussion of critical accounting policies and all alternative accounting treatments discussed with management			X
Review of areas requiring special attention			X
Results of special work or procedures			X
Other matters (e.g., adequacy of financial staff)			X
Internal Auditor
Agreement on responsibilities, expectations, and needs	X
Resources and expertise	X
Review of internal audit charter	X
Scope of internal audit plan for upcoming year	X
Internal auditing costs (budget/actual)	X
Coordination with independent auditors	X
Fraud, errors, and illegal acts			X
Compliance review: business conduct policy	X
Compliance review: director and executive officer perquisites and expenses	X
Summary of significant audit findings and status update relative to annual plan		X
Executive session with director of internal auditing			X
Review and concur in the appointment, replacement, reassignment or dismissal of the director of internal auditing			X
Other Members of Management
Information systems matters (IT Director)			X
Material litigation (General Counsel)			X
Tax matters (Tax Director)			X
Others			X
Audit Committee
Report to the board	X
Appoint independent auditors	X
Review annual proxy statement audit committee report and charter	X
Evaluate audit committee effectiveness (i.e., self-assessment)	X

	Frequency			Planned Timing

A = Annually; Q = Quarterly; AN = As Necessary	A	Q	AN	Q1	Q2	Q3	Q4

Evaluate independence of members	X
Approve audit committee meeting planner for the upcoming year and confirm mutual expectations with management and the auditors	X
Evaluate performance of auditors	X
Approve minutes of previous meeting		X
Report significant matters to the board		X
Executive session of committee members			X
Orientation of new members and continuing education (e.g., current accounting, and financial topics)			X
Engage independent counsel and other advisers			X
Review complaints received regarding accounting and auditing matters			X
Inquire of management as to any material violations of securities laws or breaches of fiduciary duty	X
Discuss policies related to risk assessment and management	X
Review hiring policies for former employees of the independent auditors	X
Other matters			X

      The audit committee meeting planner contemplates audit committee chair leadership (with input from management and the auditors) in:

•	Developing a detailed agenda for each meeting.

•	Keeping lines of communications open among the board, auditors, and the committee members.

*	Note that the chair of the audit committee may represent the entire committee in order to facilitate conducting these reviews on a timely basis.

APPENDIX B

VISTACARE, INC.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

      The primary function of the Compensation Committee (the “Committee”) is to assist the Board in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the executives and other key employees of the Company, and in connection with the administration of employee benefit plans.

II.	Responsibilities and Duties

A.	Review and approve, and recommend for adoption by the full Board:

1. Changes in Executive Officers’ compensation packages, including short-term, mid-term and long-term compensation elements and stock options, based on independent market analysis. An “Executive Officer” shall mean an officer of the Company who is designated by the Board of Directors as one who must comply with Rule 12(b)6 under the Securities Laws

2. The Company’s salary management guidelines and compensation plans for all employees including:

•	Level of option grants under the Company Stock Option Plan;

•	Changes in the benefit plans of the Company.

3. Initial grants of stock options to new employees and stock option grants to existing employees.

B.	Review and make recommendations to the Board of Directors regarding:

1. The total compensation system for Executive Officers to assure the system is reasonable and consistent with the Company’s business and strategic goals;

2. Executive Officers’ Employment, Change of Control and Indemnity Agreements;

3. Any changes to the CEO’s total compensation program;

4. Changes to the compensation program plan design and establishment of new programs resulting in long-term commitments including:

•	fringe benefit programs

•	employee stock option plan

•	employee stock purchase plan

5. Any changes to the components of compensation for the Board of Directors.

C.	The Committee may be designated as the Administrator, the Committee, or the Administrative Committee for purposes of administering benefit plans of the Company.

      D.     Prepare

1. A report addressing the Company’s compensation policies for the fiscal year, as required by the SEC;

2. Minutes of the Compensation Committee meetings containing information regarding actions, discussions and decisions taken at the meetings. Such minutes shall be submitted to the Board of Directors at the next Board meeting.

B-1

III.	Composition

A.	The Committee shall be comprised of three or more directors as determined by the Board.

B.	All Committee members shall meet the definitions of (i) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Section 162(M) of IRC defines a director as an “outside director” if the director is not a current or former employee of the company and if the director does not receive significant direct or indirect compensation in any capacity other than as director. Rule 16b-3 of the Exchange Act defines a “non-employee director” as a person who: is not currently an officer of the company (or a parent or subsidiary of the company); does not receive significant direct or indirect compensation from the company for any services performed other than services as a director; and has no interest in any significant transactions or business relationships with the company.

C.	Compensation Committee members and its chairman will be recommended by the Chairman of the Board and will be designated by the Board of Directors;

D.	The Board may fill vacancies on the Committee;

E.	The Board may remove a Committee member from the membership of the Committee at any time with or without cause.

IV.	Administration

A.	The Committee shall meet when scheduled by the Committee Chairman and/or the CEO.

B.	In addition to the Committee members, the CEO will function as Management Representative.

C.	A majority of the Committee members will be a quorum for the transaction of business.

D.	The action of a majority of those present at a meeting at which a quorum is present will be the act of the Committee.

E.	Any action required to be taken at a meeting of the Committee will be deemed the action of the Committee if all of the Committee members executed, either before or after the action is taken, a written action and the action is filed with the Corporate Secretary.

F.	The Committee shall have authority to retain consultants of its selection to advise it with respect to the Company’s salary and incentive compensation and benefits programs.

G.	The Compensation Committee members will be indemnified by the Company to the maximum extent provided under Delaware law and in accordance with any indemnification agreements between the Company and such Committee members.

B-2

APPENDIX C

VISTACARE, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	Purpose

      The primary function of the Nominating and Corporate Governance Committee (the “Committee”) is to provide recommendations to the full Board of Directors (the “Board”) and its committees regarding:

•	Compliance with required and adopted matters of governance as regards rules, regulations, filings, records, controls, reporting, communications and information access

•	Directors — nominations, compensation, education, evaluation, director & officer liability insurance and indemnification

•	Corporate — ethics, succession, strategic planning

II.	Composition

      The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Chair of the Committee shall also serve as Chair of meetings of the independent members of the Board.

III.	Responsibilities and Duties

      The Committee shall recommend for adoption by the full Board guidelines and procedures addressing the following topics and shall be responsible for overseeing the implementation of those guidelines and procedures that are adopted:

•	Director qualification standards and selection (experience, independence, nomination procedures, optimal Board size)

•	Director duties and responsibilities (legal duties, attendance at meetings, approvals and delegations)

•	Board Committees (structure, membership standards, duties and responsibilities, review of committee charters)

•	Membership and composition of subsidiary boards (satisfaction of any regulatory considerations, responsibilities of insiders when sitting on subsidiary boards)

•	Information requirements (orientation program for new directors, continuing education, standing reports, notification of events, document retention)

•	Meeting schedule and agendas (schedules and timing, standing agendas, meeting materials, minutes and record keeping)

•	Director access to management, employees, internal and external auditors, regulators and independent advisors

•	Director compensation and director and officer insurance and indemnification

•	CEO and senior management succession planning

•	Annual performance evaluation of the Board’s effectiveness

C-1

•	Benchmarking governance practices and internal control standards against NASDAQ and other applicable rules and regulations and peer company practices

      The Committee shall also be responsible for oversight of the Corporation’s business conduct and ethics. In this connection, the Committee shall establish and oversee policies and procedures with respect to:

•	Evaluating the appropriateness and legality of all material transactions with directors or executive officers of their affiliates or relatives, such as contracting for services with a company affiliated with a director

•	Compliance with all applicable laws and regulations

•	Conflicts of interest

•	Ethics programs and compliance training and education

•	Insider trading

•	Corporate opportunities

•	Competition and fair dealing

•	Discrimination and harassment

•	Health and safety

•	Confidentiality

•	Payments to government personnel

•	Reporting of illegal and unethical behavior

•	Whistleblower issues

C-2

APPENDIX D

VISTACARE, INC.

1998 STOCK OPTION PLAN

AS AMENDED AND RESTATED APRIL 12, 2004

1.     Purposes.

      (a) The purpose of the Plan is to provide a means by which selected Employees and Directors and Consultants may be given an opportunity to purchase stock of the Company.

      (b) By issuing Common Stock pursuant to Awards granted under the Plan, the Company seeks to retain the services of persons who are now Employees or Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.     Definitions.

      As used herein, the following terms have the meanings set forth below:

      (a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Section 424(e) and (f) respectively, or any successor provision, of the Code.

      (b) “Award” means any Option or Stock Purchase Right granted pursuant to the Plan.

      (c) “Board” means the Board of Directors of the Company.

      (d) “Cause” shall have the meaning set forth in the applicable Option Agreement or Stock Purchase Agreement.

      (e) “Code” means the Internal Revenue Code of 1986, as amended.

      (f) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

      (g) “Common Stock” means the Company’s Class A Common Stock, $.01 par value per share.

      (h) “Company” means VistaCare, Inc.

      (i) “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any of its Affiliates; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any of its Affiliates to render such services.

      (j) “Continuous Status as an Employee, Director or Consultant” means that the service of an individual to the Company or an Affiliate of the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the management of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

      (k) “Director” means a member of the Board.

      (l) “Employee” means any person, including officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

      (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

      (o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

      (q) “Option” means a stock option granted pursuant to the Plan.

      (r) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (s) “Participant” means an Employee, Director or Consultant who holds an outstanding Award.

      (t) “Plan” means this VistaCare, Inc. 1998 Stock Option Plan, as amended and/or restated from time to time.

      (u) “Post-Termination Exercise Period” means the period of time commencing on the date the Participant’s Continuous Status as an Employee, Director or Consultant ceases and ending on the Termination Date.

      (v) “Purchase Price” means (1) in the case of an Option, the exercise price per share of Common Stock subject to such Option and (2) in the case of a Stock Purchase Right, the per share purchase price for shares of Common Stock subject to such Stock Purchase Right.

      (w) “Restricted Shares” means shares of Common Stock acquired pursuant to the exercise of an Award that are subject to a Right of Repurchase.

      (x) “Right of Repurchase” means the right of the Company to repurchase Restricted Shares issued pursuant to an Award.

      (y) “Stock Purchase Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Purchase Right granted under the Plan. Each Stock Purchase Agreement shall be subject to the terms and conditions of the Plan.

      (z) “Stock Purchase Right” means the right of a Participant to purchase Common Stock pursuant to a Stock Purchase Agreement.

      (aa) “Termination Date” means the date three (3) months after the termination of the Participant’s Continuous Status as an Employee, Director or Consultant or such later or earlier date specified in or determined in accordance with the Award prior to which an Award may be exercised.

3.     Administration.

      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; in the case of Options, whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Award granted (which need not be identical), including, with respect to Options, the time or times such Options may be exercised in whole or in part; and the number of shares for which an Award be granted to each such person.

(2) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3) To amend the Plan or an Award as provided in Section 13.

(4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) The Board may delegate administration of the Plan to a committee (the “Committee”) consisting of two or more Directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Section 16b-3 promulgated under the Exchange Act. Such Committee, if so appointed, shall have the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to such Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The foregoing notwithstanding, the Board may abolish such Committee at any time and revest in the Board the administration of the Plan.

4.     Shares Subject to the Plan.

      (a) Subject to the provisions of Section 12 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate four million (4,000,000) shares. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Award shall revert to and again become available for issuance under the Plan. In addition, shares of Common Stock acquired by the Company pursuant to its exercise of a Right of Repurchase shall revert to and again become eligible for issuance under the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      (c) The number of shares of Common Stock for which an Award may be granted in any single fiscal year of the Company to any participant in the Plan shall not exceed 600,000 shares (the “Individual Limit”). The Individual Limit shall be construed and applied consistently with Section 162 (m) of the Code. For purposes of the foregoing limitation, if any Award is canceled, the canceled Award shall continue to be counted against the Individual Limit. If after grant the Purchase Price of an Award is modified, the transaction shall be treated as the cancellation of the Award and the grant of a new Award; in any such case, both the Award that is canceled and the Award deemed to be granted shall be counted against the Individual Limit.

5.     Eligibility to Receive Options.

      (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

      (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant. To the extent required by applicable law, the provisions of this subsection 5(b) shall also apply to the grant of a Nonstatutory Stock Option granted to a ten percent (10%) stockholder described in the preceding sentence.

6.     Option Provisions.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date of grant. The exercise price of each Nonstatutory Stock Option shall be as determined by the Board at the time such Option is granted. Notwithstanding the foregoing, the Board may grant an Incentive Stock Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

      (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board, at the time of the grant of the Option, (A) by delivery to the Company of other capital stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other capital stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) (but no deferred payment of the Common Stock’s par value may be made unless permitted by applicable law), or (C) by delivery to the Company of irrevocable instructions to a broker to (i) either sell the shares subject to the Option being exercised or hold such shares as collateral for a margin loan and (ii) promptly deliver to the Company the amount of the sale or loan proceeds required to pay the exercise price or (D) in any other form of legal consideration that may be acceptable to the Board.

      In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The Participant to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.

      (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”)with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

      (f) Securities Law Compliance. The Company may require any Participant, or any person to whom an Option is transferred under subjection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Participant to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Participant or permitting the Participant to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of stock.

      (g) Termination of Continuous Status as an Employee, Director or Consultant. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Participant’s death or disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the Termination Date, or (ii) the expiration date of the Option as set forth in the Option Agreement (the “Expiration Date”). If, after termination, the Participant does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      A Participant’s Option Agreement may also provide that if the exercise of the Option following the termination of the Participant’s Continuous Status as an Employee, Director or Consultant (other than upon the Participant’s death or disability) and prior to the Termination Date would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, the Termination Date shall be extended to such date that would allow the Option to be exercisable without violation of such restriction requirements for an aggregate period equal to the Post-Termination Expiration Period (but in no event after the Expiration Date).

      (h) Disability of Participant. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Participant’s total and permanent disability (as determined by the Board in its sole discretion), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the Expiration Date, or (ii) the date that is the one-year anniversary of the termination of the Participant’s Continuous Status as an Employee, Director or Consultant. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (i) Death of Participant. In the event of the death of a Participant during, or within a period specified in the Option Agreement after the termination of, the Participant’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Participant’s death pursuant to subsection 6(d), (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the Expiration Date, or (ii) the date that is the one-year anniversary of the termination of the Participant’s Continuous Status as an Employee, Director or Consultant. If, after the Participant’s death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.     Stock Purchase Rights.

      Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or other benefits or awards made outside of the Plan. After the Board determines that it will offer a Stock Purchase Right under the Plan, the Company shall advise the prospective Participant in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock subject to the Stock Purchase Right, the Purchase Price and the terms and conditions of the Right of Repurchase applicable thereto and the time within which such prospective Participant must accept such offer. Each Stock Purchase Right, and the acceptance of the terms thereof by the Company and the Participant, shall be evidenced by a Stock Purchase Agreement. Each Stock Purchase Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

8.     Right of Repurchase and Restricted Shares.

      (a) Each Option Agreement may, and, unless the Board determines otherwise, each Stock Purchase Agreement shall, grant the Company a Right of Repurchase exercisable upon the termination of the Participant’s Continuous Status as an Employee, Director or Consultant for any reason (including death or disability) or upon the failure to satisfy any performance objectives or other conditions specified in the applicable Option Agreement or Stock Purchase Agreement. The Right of Repurchase shall lapse upon such conditions or at such rate as the Board may determine and as shall be set forth in the applicable Option Agreement or Stock Purchase Agreement. Shares of Common Stock issued as Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Board and set forth in the applicable Option Agreement or Stock Purchase Agreement. Any attempt to dispose of Restricted Shares in contravention of the Right of Repurchase shall be null and void and without effect.

      (b) The per share purchase price for Restricted Shares repurchased pursuant to a Right of Repurchase shall be the Purchase Price paid by the Participant for such Restricted Shares, and may be paid by cancellation of any indebtedness of the Participant to the Company. Notwithstanding the foregoing, the applicable Option Agreement or Stock Purchase Agreement may provide that the per share purchase price for Restricted Shares repurchased pursuant to a Right of Repurchase shall be less than the Purchase Price for such shares if the Participant’s Continuous Status as an Employee, Director or Consultant is terminated by the Company or an Affiliate for Cause.

      (c) Each certificate for Restricted Shares shall bear an appropriate legend referring to the Right of Repurchase, together with any other applicable legends, and, upon issuance, shall be deposited by the stockholder with the Company together with a stock power and such other instruments of transfer as may be reasonably requested by the Company, duly endorsed in blank, if appropriate; provided, however, that the failure of the Company or its transfer agent to place such a legend on a certificate for Restricted Shares shall have no effect on the Right of Repurchase applicable to such shares. If the Company does not exercise the

Right of Repurchase within the time and in the manner specified in the applicable Option Agreement or Stock Purchase Agreement, such Right of Repurchase shall terminate and be of no further force and effect.

      (d) The Board may, in its sole discretion, waive the Company’s Right of Repurchase applicable to any Restricted Shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the Restricted Shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the termination of the Participant’s Continuous Status as an Employee, Director or Consultant or the attainment or non-attainment of the applicable conditions.

9.     Covenants of the Company.

      (a) Notwithstanding the second sentence of Section 14(a) hereof, so long as any Awards remain outstanding under the Plan, the Company shall keep available the number of shares of Common Stock required to satisfy such Awards.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction of the Plan such authority as may be required to issue and sell shares of Common Stock issued pursuant to Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock issued pursuant to Awards granted under the Plan, the Company shall be relieved from any liability for failure to issue and sell such Common Stock unless and until such authority is obtained.

10.     Use of Proceeds.

      Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.     Miscellaneous.

      (a) Acceleration of Vesting of Options. The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest. In addition, the Board shall have the power to waive the Right of Repurchase under any Award, notwithstanding the provisions of the agreement evidencing such Award.

      (b) No Rights as a Stockholder. Neither a Participant who holds an outstanding Option, nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

      (c) No Retention Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or any of its Affiliates (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without Cause, the right of the Board and/or the Company’s stockholders to remove any Director pursuant to the terms of the Company’s By-Laws and applicable law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Company or any of its Affiliates.

      (d) Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) Withholding. To the extent provided by the terms of an Option Agreement or Stock Purchase Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of an Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Award; or (3) delivering to the Company owned and unencumbered shares of the capital stock of the Company.

      (f) Agreement Not to Compete. Any Option Agreement or Stock Purchase Agreement may, but need not, provide that at any time that the Participant serves as an Employee, Director or Consultant of the Company or any of its Affiliates and for a period of one year after the termination such service for any reason, the Participant may not directly or indirectly, individually or as a consultant to, or employee, officer, director, stockholder, partner or other owner or participant in any business entity, whether for profit or not-for-profit, other than the Company or an Affiliate, engage in or assist any other person to engage in any business in which the Company or its Affiliates are engaging or in which the Company or its Affiliates plan to engage at the time of such Participant’s termination, including but not limited to the provision of hospice related services, anywhere in the United States of America. In the case of an Option subject to an Option Agreement that contains such an agreement not to compete, if the Participant violates such agreement not to compete, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. In the case of a Stock Purchase Right subject to a Stock Purchase Agreement that contains such an agreement not to compete, the violation by the Participant of such agreement not to compete shall (i) entitle the Company to immediately exercise the Right of Repurchase if the Stock subject to such Stock Purchase Agreement has been purchased prior to the time of such violation or (ii) result in the immediate cancellation of the Stock Purchase Right if the Stock subject to such Stock Purchase Agreement has not been purchased prior to the time of such violation.

12.     Adjustments Upon Changes in the Common Stock.

      (a) If any change is made in the Common Stock subject to the Plan, or subject to any Award (through merger, consolidation, reorganization, reincorporation, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted, automatically and without further action by the Board or any other person, in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), the Individual Limit set forth in Section 4(c) and the outstanding Awards will be appropriately adjusted, automatically and without further action by the Board or any other person, in the Purchase Price and the class(es) and number of shares subject to such outstanding Awards. The determination of the Board as to the effect of any such adjustment shall be final, binding and conclusive.

      (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation or entity shall assume all outstanding Options and Stock Purchase Rights under the Plan or shall substitute for all outstanding Options and Stock Purchase Rights similar options or rights with respect to such corporation’s or entity’s equity securities (which substitution could take the form of options or rights to acquire the same consideration paid to the stockholders of the Company in the transaction described in this subsection 12(b)) for those outstanding under the Plan or (ii) such Awards or Stock Purchase Rights shall continue in full force and effect. In the event any surviving or acquiring corporation or entity refuses to assume such Options or Stock Purchase Rights or to substitute similar options or rights for those outstanding under the Plan, then, with respect to Options or Stock Purchase Rights held by persons then performing services as Employees, Directors or Consultants, the time during which such Options or Stock Purchase Rights may be exercised shall be accelerated prior to such event and the Options or Stock Purchase Rights terminated if not exercised after such acceleration and at or prior to such event.

13.     Amendment of the Plan and Awards.

      (a) The Board at any time, and from time to time, may amend the Plan; provided, however, that (i) any amendment of Section 13(e) shall require the approval of the Company’s stockholders in accordance National Association of Securities Dealers Rule 4350(i)(1)(A), and (ii) any amendment which require stockholder approval in order for the Plan to satisfy Section 422 of the Code (including any increase in the number of shares reserved for issuance under the Plan) shall be subject to stockholder approval within twelve (12) months before or after the adoption of such amendment.

      (b) The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

      (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) Rights and obligations under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan without the written consent of the Participant to whom the Award was granted or the person to whom such Award has been transferred in accordance with the Plan.

      (e) The Board at any time, and from time to time, may amend the terms of any one or more Awards, provided, however, that the rights and obligations under any Award shall not be impaired by any such amendment without the written consent of the Participant to whom the Award was granted or the person to whom such Award has been transferred in accordance with the Plan; and provided, further, however, that the Board may not amend any outstanding Option in a manner that would have the effect of decreasing the exercise price thereof other than pursuant to Section 12.

14.     Termination or Suspension of the Plan.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on July 17, 2008. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Participant to whom the Award was granted or the person to whom such Award has been transferred in accordance with the Plan.

15.     Authorization of Plan Supplements.

      The Board may from time to time adopt one or more supplements to the Plan for the purpose of satisfying applicable blue sky, securities or tax laws of various jurisdictions. Any such supplement shall contain only such provisions as the Board, in its sole discretion, deems necessary or desirable to satisfy such laws of the applicable jurisdiction. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplements to Participants in any jurisdiction which is not the subject of such supplements. Capitalized terms used in any supplements without being defined therein shall have the meanings ascribed to them in the Plan.

16.     Effective Dates.

      The Plan initially became effective on July 17, 1998. The Plan was amended and restated effective as of November 11, 2002. A further amendment and restatement of the Plan was adopted by the Board on April 12, 2004, and such further amendment and restatement shall become effective upon its approval by the stockholders of the Company.

DETACH HERE

PROXY

VISTACARE, INC.

4800 North Scottsdale Road, Suite 5000
Scottsdale, Arizona 85251

Proxy Solicited by the Board of Directors of VistaCare, Inc.
for the 2004 Annual Meeting of Stockholders

     The undersigned hereby appoints as proxies Richard R. Slager and Mark E. Liebner, and each of them or such other persons as the board of directors of VistaCare, Inc. may designate, with full power of substitution. The undersigned hereby authorizes the above appointed proxies to represent and to vote, as designated on the reverse side, all shares of common stock of VistaCare, Inc. held of record by the undersigned on April 2, 2004 at the 2004 Annual Meeting of Stockholders to be held on May 18, 2004, at 2:00 p.m., Mountain Time, at the FINOVA Theater, 4800 N. Scottsdale Road, Scottsdale, Arizona 85251 and any adjournments thereof.

     This proxy when properly executed will be voted as directed, if no direction is given, the proxy will be voted FOR the nominees for director, FOR proposals two and three and in accordance with the proxy holders’ discretion respecting any other matters as may properly come before the annual meeting. Please mark, date, sign and return this proxy card promptly.

SEE REVERSE		SEE REVERSE
SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SIDE

VISTACARE, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

	Please mark		2134
☒	votes as in
	this example	[

							FOR	AGAINST	ABSTAIN
1.	To elect each of Perry G. Fine, M.D. and William J. McBride to serve as Class II directors for a three-year term ending at the Annual Meeting of Stockholders in 2007 and until their successors are duly elected and qualified or until the earlier death, resignation or removal from office of such directors.				2.	To approve an amendment and restatement of the VistaCare, Inc. 1998 Stock Option Plan, primarily for the purposes of (i) increasing the number of shares issuable under the plan from 3,200,000 to 4,000,000, (ii) permitting the grant of restricted stock awards in addition to stock options and (iii) expressly providing that re-pricing of outstanding stock options may not be accomplished without stockholder consent.	☐	☐	☐
	FOR	☐	☐	WITHHOLD			FOR	AGAINST	ABSTAIN

					3.	To ratify the election of Ernst & Young LLP as Independent auditors for VistaCare, Inc. for the fiscal year ending December 31, 2004.	☐	☐	☐

	☐	For all nominee(s) except as written above
					MARK HERE IF YOU PLAN TO ATTEND THE MEETING				☐

					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐

Please sign this Proxy exactly as your name appears on this card. Joint owners should each sign individually. If you are signing as a representative of the named stockholder (e.g. as a trustee, corporate officer or other agent on behalf of a trust, corporation or other entity) you should indicate your title or the capacity in which you sign.

Signature:	Date:	Signature:	Date: